UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 31, 2014

Town Sports International Holdings, Inc.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-52013	20-0640002
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Penn Plaza (4th Floor), New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 246-6700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2014, the Board of Directors of Town Sports International Holdings, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”), payable on January 12, 2015, for each share of Common Stock, par value $0.001 per share (the “Common Shares”), of the Company outstanding on January 12, 2015 (the “Record Date”) to the stockholders of record on that date. In connection with the distribution of the Rights, the Company entered into a Rights Agreement (the “Rights Agreement”), dated as of December 31, 2014, between the Company and Computershare Inc., as Rights Agent. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company at a price of $15 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment.

The Rights are in all respects subject to and governed by the provisions of the Rights Agreement. The following description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Share certificates and no separate certificates evidencing the Rights (“Rights Certificates”) will be issued. Until the Distribution Date (as defined below), the Rights will be transferred with and only with the Common Shares. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share issued so that all such shares will have Rights attached.

The Rights would separate and begin trading separately from the Common Shares, and Rights Certificates will be caused to evidence the Rights, as of the close of business on the earlier to occur of (i) ten business days following a public announcement, or the public disclosure of facts indicating, that a Person (as defined in the Rights Agreement) or group of Affiliated or Associated Persons (as such terms are defined in the Rights Agreement) has acquired or obtained the right to acquire Beneficial Ownership (as defined below) of 20% or more of the outstanding Common Shares (an “Acquiring Person”) (or, in the event an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board determines that a later date is advisable, then such later date that is not more than 20 days after such public announcement) or (ii) ten business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a Person or group of 20% or more of the outstanding Common Shares (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, the Company will prepare and cause the Rights Certificates to be sent to each holder of record as of the close of business on the Distribution Date.

An “Acquiring Person” will not include (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan of the Company or of any subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan, (v) any Person whom the Board of Directors determines becomes an Acquiring Person inadvertently, with no plan to acquire, change or influence control of the Company (provided that such Person commits to promptly divest sufficient securities of the Company to fall below the 20% threshold), or (vi) any Person who or which, on the date of the Rights Agreement, is a Beneficial Owner of 20% or more of the Common Shares then outstanding (an “Excepted Person”). However, if an Excepted Person becomes, after the date of the Rights Agreement, the Beneficial Owner of additional Common Shares (not including any stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Stock are treated equally, not caused, directly or indirectly, by such Person) at any time such that the Excepted Person is or thereby becomes the Beneficial Owner of 20% or more of the Common Shares then outstanding, then, such Excepted Person will be deemed an Acquiring Person. In addition, upon the first decrease of an Excepted Person’s Beneficial Ownership below 20%, such Excepted Person will no longer be considered an Excepted Person.

“Beneficial Ownership” is defined in the Rights Agreement to include (i) any securities that a Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, (ii) except under limited circumstances, any securities that such Person or any of such Person’s Affiliates or Associates has the right to acquire or vote pursuant to any agreement, arrangement or understanding (written or oral), (iii) any securities which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (written or oral) for the purpose of acquiring, holding, voting or disposing of any securities of the Company, and (iv) any securities which are the subject of, or the reference securities for, or that underlie, any derivative securities (as defined under Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such Person or any of such Person’s Affiliates or Associates with the number of shares of Common Shares deemed beneficially owned being the notional or other number of Common Shares specified in the documentation evidencing the derivative interest as being subject to be acquired upon the exercise or settlement of the derivative interest or as the basis upon which the value or settlement amount of such derivative interest is to be calculated in whole or in part or, if no such number of Common Shares specified in such documentation, as determined by the Board of Directors in its sole discretion to be the number of shares of Common Stock to which the derivative interest relates.

The Rights are not exercisable until the Distribution Date. The Rights will expire on June 30, 2016 (the “Final Expiration Date”), unless (i) the Final Expiration Date is extended, (ii) the Rights are earlier redeemed by the Company or (iii) the Rights Agreement is not approved by a majority of the votes cast on such matter by the Company’s stockholders (other than any Acquiring Person or Excepted Person) at the 2015 annual stockholders meeting of the Company, in which case the rights will expire immediately following the 2015 annual stockholders meeting.

Exempt Persons

The Board may, in its sole and absolute discretion, determine that a Person is exempt from the Rights Agreement (an “Exempt Person”), so long as such determination is made prior to such time as such Person becomes an Acquiring Person. In addition, any Person will cease to be an Exempt Person if the Board makes a contrary determination with respect to such Person regardless of the reason therefor.

Qualifying Offers

A “Qualifying Offer” (as defined in the Rights Agreement) is eligible for exemption from the operation of the Rights Agreement under certain conditions. In general, a Qualifying Offer is a fully financed all-cash tender offer for any and all outstanding shares of the Company’s common stock that includes a commitment by the offeror to promptly consummate any second step transaction needed to acquire all remaining Common Shares for the same consideration (subject only to shareholders’ exercise of statutory appraisal rights) and that meets other requirements specified in the Rights Agreement.

In the event the Company receives such a Qualifying Offer, and within 90 calendar days of the commencement of such Qualifying Offer (the “Board Evaluation Period”), the Board has not redeemed the outstanding rights under the Rights Agreement, exempted the Qualifying Offer from the terms of the Rights Agreement or called a special meeting of shareholders to vote on whether to exempt the Qualifying Offer from the terms of the Rights Agreement, holders of at least 10% of the Company’s common stock (excluding shares beneficially owned by the offeror and its affiliates and associates) may request that the Board call a special meeting for this purpose. If such meeting is duly requested, subject to the conditions specified in the Rights Agreement, and the special meeting is not convened by the 60th calendar day following the last day of the Board Evaluation Period or the special meeting is convened and a majority of the Common Shares outstanding as of the record date for the special meeting (excluding shares beneficially owned by the offeror and its affiliates and associates) are voted in favor of exempting the Qualifying Offer, the Qualifying Offer will be deemed exempt from the Rights Agreement.

Flip-in Event

If a Person or group becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions), the Rights will become exercisable for Common Shares (or, in certain circumstances, Preferred Shares or other similar securities of the Company) that at the time of such transaction have a market value of two times the exercise price of the Right.

From and after the date that any Person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were at any time on or after the earlier of (i) the date of such event or (ii) the Distribution Date, acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

Flip-over Event

If, at any time after a Person becomes an Acquiring Person, (i) the Company consolidates with, or merges with and into, any other Person (and the Company is not the surviving corporation); (ii) any Person consolidates with the Company, or merges with and into the Company, and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or (iii) the Company shall sell, or otherwise transfer in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than to the Company or one or more of its wholly owned Subsidiaries, then proper provision will be made so that each holder of a Right will have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Exchange

At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person or group of 50% or more of the outstanding Common Shares, the Board may exchange the Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

Redemption

At any time prior to the time any Person becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights, except that from and after such time as any Person becomes an Acquiring Person no such amendment may materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Adjustment

The Purchase Price payable, the number of outstanding Rights and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

Preferred Stock Value

The value of the one one-thousandth of a Preferred Share purchasable upon exercise of each Right should approximate the long-term value of one Common Share. Each Preferred Share will entitle the holder thereof to the same dividends and liquidation rights as if the holder held one Common Share and will be treated the same as a Common Share in the event of a merger, consolidation or other share exchange.

Certain Anti-Takeover Effects

The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a Person or group that acquires 20% or more of the outstanding Common Shares. The Rights however, should not interfere with any merger or business combination approved by the Board of the Company.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, the Company filed a Certificate of Designations of Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware on January 2, 2015. A copy of the Certificate of Designations of Series A Junior Participating Preferred Stock is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events.

On December 31, 2014, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits: The Exhibit Index annexed hereto is incorporated herein by reference.

3.1	Certificate of Designations of Series A Junior Participating Preferred Stock of Town Sports International Holdings, Inc., as filed with the Secretary of State of the State of Delaware on January 2, 2015.

4.1	Rights Agreement, dated as of December 31, 2014, between Town Sports International Holdings, Inc. and Computershare Inc., as Rights Agent.

99.1	Press Release of Town Sports International Holdings, Inc. dated December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

Date: January 2, 2014	By:	/s/ David M. Kastin
		Name:	David M. Kastin
		Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Certificate of Designations of Series A Junior Participating Preferred Stock of Town Sports International Holdings, Inc., as filed with the Secretary of State of the State of Delaware on January 2, 2015.

4.1	Rights Agreement, dated as of December 31, 2014, between Town Sports International Holdings, Inc. and Computershare Inc., as Rights Agent.

99.1	Press Release of Town Sports International Holdings, Inc. dated December 31, 2014